Subsequent Event	3 Months Ended
Mar. 30, 2025
Subsequent Event [Abstract]
Subsequent Event

(18) Subsequent Event

NASDAQ Deficiency

On April 28, 2025, the Company received a letter from the Listing Qualifications staff of Nasdaq indicating that, as a result of the Company’s delay in filing its Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), the Company was not in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The Nasdaq letter had no immediate effect on the listing or trading of the Company’s common stock or warrants. The Nasdaq listing rules require Nasdaq-listed companies to timely file all required periodic reports with the SEC. The Nasdaq letter stated that, under Nasdaq rules, the Company had 60 calendar days to submit a plan to regain compliance with Nasdaq’s continued listing requirements. The Company filed its 2024 Form 10-K on April 30, 2025.